Exhibit 23.1

                       CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our report dated March 16, 1999, included in this Form 10-K, into registration statements previously filed by Designs, Inc. on Form S-8 (File No. 33-22957, File No. 33-32690, File No. 33-32687 and File No. 33-52892).


Boston, Massachusetts                                 /s/ ARTHUR ANDERSEN LLP
April 30, 1999